SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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TIFF INVESTMENT PROGRAM, INC.
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NOTICE OF ANNUAL MEETING OF MEMBERS OF
TIFF INVESTMENT PROGRAM, INC.

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund

Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, Pennsylvania  19428

ANNUAL MEETING OF MEMBERS
TO BE HELD ON JANUARY 23, 2012

To the shareholders (“members”) of TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund (each, a “Fund” and collectively, the “Funds”):

NOTICE IS HEREBY GIVEN that an Annual Meeting of Members (the “Meeting”) of the Funds will be held on January 23, 2012 at 2:00 p.m., Eastern time, at the offices of TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.

The Meeting is being held for the following purposes:

1.	To elect directors of the Funds; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Members of record as of the close of business on December 2, 2011 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.  If you attend the Meeting, you may vote your shares in person.  EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.  Any member, or a person authorized to act on its behalf, who is present at the Meeting may vote personally on all matters properly brought before the Meeting and, in that event, such member’s proxy will not be used.  To obtain directions to be able to attend the Meeting and vote in person, please contact Member Services at 610-684-8200.  The enclosed proxy card is being solicited on behalf of the board of directors of the Funds.

By order of the board of directors of the
TIFF Investment Program, Inc.,

Richelle S. Maestro, Secretary
December 19, 2011

TIFF INVESTMENT PROGRAM, INC.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, Pennsylvania  19428

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund

PROXY STATEMENT

DECEMBER 19, 2011

FOR THE ANNUAL MEETING OF MEMBERS
TO BE HELD ON JANUARY 23, 2012

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of TIFF Investment Program, Inc. (“TIP”) for use at an annual meeting (the “Meeting”) of the shareholders (“members”) of TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund (each a “Fund,” and, collectively, the “Funds”) to be held at 2:00 p.m., Eastern time, on January 23, 2012, at the offices of TIFF Advisory Services, Inc. (“TAS”), Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Members (the “notice”).  The notice, this proxy statement, and the enclosed proxy card are first being mailed or otherwise being made available to members on or about December 19, 2011.  Please read this proxy statement and keep it for future reference.  TIP’s principal executive offices are located at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.

Important Notice Regarding the Availability of Proxy Materials for the Funds’ Annual Shareholder Meeting to be held on January 23, 2012:  A copy of the notice and this proxy statement is available at https://wwws.tiff.org/mutualfunds/Reports/proxy/TIPFundsProxy.pdf. The Funds’ most recent annual and semiannual shareholder reports are available at https://wwws.tiff.org/mutualfunds/QTRRepDoc/QRFinancial.aspx.

The Meeting has been called for the purpose of having the members of the Funds consider and vote upon the proposal listed below (the “Proposal”) and on any other matter that may properly come before the Meeting.  The proxy statement contains information you should know before voting on the Proposal.

Proposal	Affected Fund(s)

To elect Craig Carnaroli, Sheryl Johns, William McCalpin and N.P. “Narv” Narvekar as directors of the Funds.	All Funds

The board of directors of TIP, all of whom are not “interested persons” of TIP (the “board” or the “TIP board”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is soliciting votes from members of the Funds.  The solicitation of votes is made by the mailing of this proxy statement and the accompanying proxy card on or about December 19, 2011.  The appointed proxies will vote in their discretion on any other business, including any adjournment of the Meeting, as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.  Any additional matters would only include matters that were not anticipated as of the date of this proxy.

All proxies solicited by the board that are properly executed and received by TIP’s Secretary prior to the Meeting, and are not revoked prior to their exercise, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on a properly executed and returned proxy card, it will be voted FOR the election of all nominees.  All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum.  The Funds do not anticipate any broker non-votes.  Any proxy given by a member is revocable until voted at the Meeting.

A quorum will exist if members entitled to cast one-third of the votes entitled to be cast at the Meeting, without regard to class, are present at the Meeting, in person or by proxy.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the Meeting chair may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

Members of the Funds will vote together for the election of directors.  Members of record at the close of business on December 2, 2011 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournments(s) thereof.  Members of a Fund on the Record Date shall be entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of common stock of the Fund on each matter submitted to a vote at the Meeting.  As of the Record Date, the following shares of each Fund were issued and outstanding and entitled to vote, and the net asset value per share was as follows:

TIFF Multi-Asset Fund	280,084,061.430 shares	$15.20
TIFF International Equity Fund	1,893,222.264 shares	$10.88
TIFF US Equity Fund	33,557.611 shares	$11.93
TIFF Short-Term Fund	16,181,596.460 shares	$9.91

I.  PROPOSAL:  ELECTION OF DIRECTORS

At the Meeting, four directors will be elected to constitute the entire board of TIP, each to serve until his or her successor is duly elected and qualified or until his or her earlier resignation, death, or removal.  The nominees are Craig Carnaroli, Sheryl Johns, William McCalpin, and N.P. “Narv” Narvekar (each, a “Nominee” and collectively, the “Nominees”), all of whom are not interested persons of TIP and are therefore considered independent.  It is the intention of the persons named in the enclosed proxy to vote in favor of the Nominees in the absence of instructions to the contrary.

The Nominees have consented to serve as directors of the Funds.  Ms. Johns, Mr. McCalpin and Mr. Narvekar are currently directors of the Funds.

Experience of Directors.  Described below for each director or nominee are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a director of TIP in light of TIP’s business and structure.  Further information about each director is set forth in the table below describing the business activities of each director during the past five years.

Mr. Carnaroli is a nominee for election to the board.  Mr. Carnaroli’s ten years’ experience as executive vice president of a large academic institution, where his responsibilities include oversight of audit, compliance, budgeting and finance, and investment functions, plus his prior experience in municipal securities at a financial services firm, give him extensive knowledge of investment and financial management matters.

Ms. Johns has served as a director since 1996.  Ms. Johns’ experience as an executive vice president and treasurer of a large private foundation, where her responsibilities include oversight of investment of the foundation’s assets, provides her with a strong knowledge of investment management and financial reporting issues, as well as an understanding of the non-profit community.  Her fifteen years’ experience as an independent director of TIP gives her an extensive understanding of the Funds’ operations.

Mr. McCalpin has served as a director since 2008.  Mr. McCalpin’s nine years’ experience as a trustee of a large mutual fund complex, including three years as independent chair, gives him an extensive understanding of regulatory, investment management, and corporate governance issues.  As a consultant to foundations and as a former senior executive of a substantial private foundation, he has in-depth knowledge of issues relating to the non-profit community.  In addition, his three years as an independent director and chair of TIP’s board provide him with an extensive understanding of the Funds’ operations.

Mr. Narvekar has served as a director since 2010.  Mr. Narvekar’s nine years’ experience as the head of endowment investment at a major research university, along with his prior four years’ experience as deputy head of investments at another major research university and fourteen years at a financial services firm, give him a comprehensive understanding of investment management and endowment issues.  In addition, his two years as an independent director of TIP provide him with an extensive understanding of the Funds’ operations.

The Nominees were recommended to the Funds’ board by the Funds’ governance committee and the board approved the nominations.  The Funds’ members have previously elected Ms. Johns and Mr. McCalpin, but have not elected Messrs. Carnaroli or Narvekar.  Mr. McCalpin recommended Mr. Carnaroli as a Nominee to the governance committee.  The board knows of no reason why the Nominees would be unable to serve as directors, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the governance committee may recommend and the board may approve.

The following table provides information concerning the Nominees for election by members, the current directors of the Funds, and the executive officers of the Funds.  Unless otherwise noted, (i) each director and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of the directors and officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.

Name and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Independent Directors/ Nominees

Craig R. Carnaroli Born 1963	Nominee		Executive Vice President, University of Pennsylvania.	2
University City District; University City Science Center; Greater Philadelphia Tourism Marketing Corp.; Philadelphia Industrial Development Corp.; Connelly Foundation, a private grant-making foundation.

Sheryl L. Johns Born 1956	Director	Since 1996	Executive Vice President, Houston Endowment Inc., a private foundation.	2	TIFF Education Foundation.

William F. McCalpin Born 1957	Director and Chairperson	Since 2008	Managing Director, Holos Consulting LLC (2009-present), a consultant to foundations and non-profit organizations; Chair of the Board of Trustees, The Janus Funds (2008-present). Formerly, Executive Vice President and Chief Operating Officer, Rockefeller Brothers Fund, a private foundation (1998-2006).	2	The Janus Funds (55 portfolios); FB Heron Foundation, a private grant-making foundation.

Name and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

N.P. “Narv” Narvekar Born 1962	Director	Since 2010	President and Chief Executive Officer, The Columbia Investment Management Company, manager of Columbia University’s endowment.	2	The Chapin School

Name and Age	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Principal Officers*

Richard J. Flannery Born 1957	President / Chief Executive Officer	Since 2003	CEO, TIFF Advisory Services, Inc. (2004-present); President and CEO, TIFF Investment Program, Inc. (2003-present).

Laurence H. Lebowitz Born 1960	Vice President / Chief Investment Officer	Since 2010
President and CIO, TIFF Advisory Services, Inc. (2010-present); Vice President and CIO, TIFF Investment Program, Inc. (2010-present); Chairman and Managing Director, HBK Capital Management, an investment advisory firm (1992-2009).

Richelle S. Maestro Born 1957	Vice President / Chief Legal Officer / Secretary	Since 2006	Vice President, General Counsel, and Secretary, TIFF Advisory Services, Inc. (2005-present).

* The officers of TIP are elected annually by the board.

Name and Age	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Dawn I. Lezon Born 1965	Chief Financial Officer / Treasurer (previously Vice President)	Since 2006	Vice President and Treasurer, TIFF Advisory Services, Inc. (2006-present); Partner, Crane, Tonelli, Rosenberg & Co., LLP, a public accounting firm (1998-2006).

Kelly A. Lundstrom Born 1964	Vice President	Since 2006	Vice President, TIFF Advisory Services, Inc. (2006-present).

Christian A. Szautner Born 1972	Chief Compliance Officer	Since 2008	Vice President and Chief Compliance Officer, TIFF Advisory Services, Inc. (2008-present); Partner, Ballard Spahr Andrews & Ingersoll, LLP, a law firm. (2005-2008).

Director Compensation.  Except as described below, all of the directors currently serve as volunteers who receive no fees or salary for serving as directors but are eligible for expense reimbursement and a matching charitable gift program offered by TIP†.  Mr. McCalpin serves as independent board chair.  In consideration of the duties performed by the independent board chair, Mr. McCalpin is compensated $60,000 per year for serving as chair.  Effective January 1, 2012, Mr. McCalpin’s compensation will be reduced to $50,000 per year.  Compensation payable to the independent board chair is a TIP expense and is allocated to each Fund pro rata based on the relative net assets of each Fund.  Among the duties of an independent board chair are to serve as the primary liaison on behalf of the board with independent counsel to the independent directors, the board, management, and staff of the investment advisor, as well as TIP’s Chief Compliance Officer (“CCO”).  In addition, the independent board chair is involved in setting the agenda for each board meeting and coordinating matters among all directors both in connection with meetings and during the period between meetings.  The independent board chair also takes the lead in evaluating the performance of the CCO.

General Information Regarding the Board of Directors.  TIP’s board held four regularly scheduled meetings and one special meeting in 2010.  Each director attended all meetings of the board and all committees on which he or she served.  It is expected that the directors will meet at least four times a year at regularly scheduled meetings.  As TIP is not required to convene annual member meetings, there is no policy regarding director attendance at such meetings.

† Effective January 1, 2006, TIP instituted a matching gift program.  TIP will match contributions made by TIP independent directors who do not receive compensation from TIP to eligible tax-exempt charitable organizations.  TIP will match only the gift portion of payments to charitable organizations.  Any payment for which the donor receives a specific benefit in return will be reduced by the fair market value of the benefit to determine the gift portion of the payment.

           Board Leadership Structure and Oversight of Risk Management.  The following provides an overview of the leadership structure of the TIP board and the TIP board’s oversight of TIP’s risk management process.  The TIP board is currently composed of three directors, none of whom is an ‘‘interested person’’ (as defined in Section 2(a)(19) the 1940 Act) of TIP (each, an ‘‘independent director’’).  An independent director serves as chair of the TIP board. In addition, there are three standing committees of the TIP board, to which the TIP board has delegated certain authority and oversight responsibilities.  The function of each of the committees is described below.  Each of the audit committee, the governance committee and the investment oversight committee is comprised solely of the three independent directors.  The independent directors conduct a self-evaluation annually, which process is overseen by the governance committee.  As part of the self-evaluation, the TIP board’s leadership and committee structure are reviewed to determine whether such structures are appropriate to enable the TIP board to exercise its oversight of TIP.  The TIP board believes that its current leadership and committee structures enable it to effectively oversee the management of TIP.

TIP has retained TAS as TIP’s investment advisor and State Street Bank and Trust Company (‘‘State Street Bank’’) as TIP’s administrator.  In addition, TAS provides certain additional services pursuant to a services agreement.  TAS provides the TIP Funds with investment advisory services, and is responsible for managing the investment program of the Funds, including monitoring the performance of the Funds and the money managers and the risks that arise from the investment strategies pursued by TAS and the money managers.  State Street Bank provides specified services necessary to the general day-to-day business activities and operations of TIP, other than investment advisory activities.  As part of its duties under the services agreement, TAS provides general oversight of State Street Bank and other vendors providing services to the Funds.

Risks to TIP include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  TAS monitors the Funds and, with respect to TIFF Multi-Asset Fund, TIFF International Equity Fund, and TIFF US Equity Fund, allocates and re-allocates TIP’s assets among the money managers, taking into consideration each Fund’s investment and performance objectives as well as other variables, such as the money managers’ performance, prevailing market conditions and other factors TAS deems relevant.  (As of the date of this proxy statement, TIFF International Equity Fund and TIFF US Equity Fund are in the process of being liquidated, which liquidation is expected to be completed prior to the date of the Meeting.)  TAS recommends to the TIP board additional money managers to invest the Funds’ assets, in light of the capabilities of available managers and TAS’s expectations as to the way in which the investment programs and styles of the money managers will complement each other and contribute to the overall performance of the Funds.  In addition, TAS reviews the investment objectives, policies and restrictions applicable to the Funds and recommends such changes to the TIP board as TAS deems appropriate.  In so doing, TAS considers the risks associated with each money manager’s investment strategy, as well as the policies and restrictions adopted by the Funds, and allocates assets and takes other steps in an effort to adjust the risk level of each Fund accordingly.  While TAS is authorized to allocate and re-allocate assets among existing money managers, the TIP board must approve the appointment of any new money managers.

In connection with each of the TIP board’s regular meetings, the independent directors meet separately from TAS with their independent counsel and with TIP’s CCO.  During these meetings the independent directors and the CCO discuss issues related to portfolio compliance and, on at least an annual basis, the TIP board receives a report from the CCO regarding the effectiveness of TIP’s compliance program.  In addition, the TIP board receives reports from TAS on the investments, portfolio positioning, strategies and characteristics, performance, liquidity, and certain valuation matters of the Funds.  The TIP board receives reports from TAS regarding TIP’s primary service providers on a periodic or regular basis, including the money managers as well as TIP’s administrator and custodian.  The TIP board also requires TAS to report to the TIP board on other matters relating to risk management on a regular and as-needed basis.

Audit Committee.  Each of TIP’s independent directors serves on the audit committee of the TIP board.  The purposes of the audit committee, which are set forth in its charter, are to (a) select and recommend to the TIP board the independent auditors and review the nature and performance of audit and other services; (b) oversee TIP’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; (c) oversee the quality and objectivity of TIP’s financial statements and the independent audit thereof; and (d) act as a liaison between TIP’s independent auditor and the full TIP board.  The audit committee met twice during the fiscal year ended December 31, 2010.

Governance Committee.  Each of TIP’s independent directors also serves on the governance committee of the TIP board.  The governance committee’s primary functions, which are set forth in its charter, are to (a) provide counsel to the full TIP board with respect to the organization, function, and composition of the board and its committees; (b) identify and recommend to the full TIP board potential director candidates; and (c) lead the full TIP board in an annual review of the board and its committees.  The governance committee’s responsibilities include (i) director nominations, elections, and training; (ii) committee nominations and functions; and (iii) governance oversight.  The governance committee charter is included as Appendix A to this proxy statement.  The governance committee met four times during the fiscal year ended December 31, 2010.  The governance committee will consider nominees recommended by TIP members and will assess such nominees in the same manner it reviews committee nominees.  The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the board and to carry out the responsibilities of the directors.  The directors also consider diversity in selecting nominees, but place primary focus on a candidate’s background and experience.  The committee may use any process it deems appropriate for the purpose of evaluating candidates.  The committee shall evaluate candidates’ qualifications for board membership and their independence from TAS, TIP’s money managers, and other principal service providers.  Persons selected to serve as independent directors must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act.  The committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors.  The committee may also consider such other factors as it may determine are relevant.  Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Governance Committee, Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.  Such nominations should include appropriate information on the background and qualifications of the nominee, as well as the nominee’s contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected.  Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the TIP board.

Investment Oversight Committee.  Each of TIP’s independent directors also serves on the investment oversight committee of the TIP board.  The investment oversight committee’s primary function, which is set forth in its charter, is to oversee the investment activities of each Fund.  The investment oversight committee’s responsibilities include (a) reviewing investment performance of each Fund at least quarterly; (b) reviewing the investment objectives of each Fund at least annually; and (c) reviewing the exposures and risk characteristics of each Fund at least annually.  The investment oversight committee was formed at the December 2010 TIP board meeting and it met once during the fiscal year ended December 31, 2010.

Share Ownership of TIP Directors.  The TIP Funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.  Accordingly, as of December 2, 2011, the directors and officers of TIP as a group owned less than 1% of the outstanding shares of any Fund.  The following table sets forth information regarding the aggregate dollar range of equity securities in all Funds beneficially owned by each director and nominee for director as of December 2, 2011:

Name of Director	Dollar Range of Equity Securities in Each Fund‡	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Independent Directors / Nominees

Craig Carnaroli	None	None
Sheryl Johns	None	None
William McCalpin	None	None
N.P. “Narv” Narvekar	Over $100,000 (Multi-Asset Fund)	Over $100,000

To the knowledge of the Funds, as of December 2, 2011, the independent directors and their immediate family members did not own beneficially or of record securities of any investment advisor or money manager of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with any investment advisor or money manager of the Funds.

Member Communications to the Directors.  Members may send communications to the directors by visiting The Investment Fund for Foundations website at www.tiff.org, or by addressing such correspondence directly to TIFF Investment Program, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.  When writing to the board, members should identify themselves, the fact that the communication is directed to the board, the Fund about which they are writing, and any relevant information regarding their Fund holdings.  Except as provided below, the Secretary shall either (i) provide a copy of each member communication to the board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the board promptly after receipt.  The Secretary will also provide a copy of each member communication to the Fund’s Chief Compliance Officer.  The Secretary may, in good faith, determine that a member communication should not be provided to the board or CCO because it does not reasonably relate to the Funds or the Funds’ operations, management, activities, policies, service providers, board, officers, members, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information).

Vote Required.  The election of directors, as set forth in the Proposal, will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of all votes cast, either in person or by proxy, at a Meeting at which a quorum is present.

TIP’S DIRECTORS RECOMMEND THAT
MEMBERS VOTE “FOR” EACH NOMINEE.

‡ Securities valued as of December 2, 2011.

II.	OTHER MATTERS TO COME BEFORE THE MEETING

Management of TIP does not know of any matters to be presented at the Meeting other than those described in this proxy statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

III.	INFORMATION ABOUT TIP AND ITS OTHER SERVICE PROVIDERS

Investment Advisor.  TAS, with principal offices at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428, serves as the investment advisor to the Funds.

Money Managers.  In addition to TAS, TIFF Multi-Asset Fund is managed by external money managers recommended by TAS and approved by the TIP board.  TIFF Short-Term Fund is managed by TAS.

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent.  State Street Bank, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian of the Funds’ assets as well as the administrator, accounting agent, transfer agent, registrar, and dividend disbursing agent.  As custodian, State Street Bank employs sub-custodians outside of the United States for TIFF Multi-Asset Fund.

Other Administrative Services.  TAS provides certain administrative services to the Funds pursuant to a services agreement between TIP, on behalf of the Funds, and TAS.

Distributor.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor of the Funds’ shares.

Independent Accountants.  Ernst & Young LLP (“E&Y”), Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as TIP’s independent registered public accounting firm.  Selection of the Funds’ independent accountants for the current fiscal year took place at the regularly scheduled March board meeting in accordance with the provisions of the 1940 Act.  E&Y provides audit services and assistance and consultation in connection with tax returns and the review of various SEC filings.

Representatives of E&Y are not expected to be present at the Meeting, will have the opportunity, but have not expressed a desire, to make a statement at the Meeting, and are not expected to be immediately available should any matter arise requiring their presence.  If any such matter should arise, E&Y will be contacted following the Meeting.  Certain fees paid to E&Y for the fiscal years ended December 31, 2009 and 2010 are set forth below.

Audit Fees. The aggregate Audit Fees for professional services by TIP’s independent accountant, E&Y, for the audit of the Funds’ annual financial statements for fiscal years ended December 31, 2009 and 2010, respectively, were:

2009	2010
$213,300	$221,100

           Audit-Related Fees.  Audit-Related Fees are for assurance and related services by TIP’s independent accountant that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees.  Fees billed by E&Y to the Funds for fiscal years ended December 31, 2009 and 2010, respectively, are shown in the table below.  These fees were for the review of the Funds’ semi-annual report.

2009	2010
$6,000	$6,000

Tax Fees.  The aggregate fees billed by E&Y during fiscal years ended December 31, 2009 and 2010, respectively, for professional services rendered to the Funds for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services, are shown in the table below:

2009	2010
$96,275	$84,500

All Other Fees.  All other fees would include products and services provided by E&Y to the Funds other than the services reported under the prior three categories.  No such fees were billed to the Funds by E&Y for fiscal years ended December 31, 2009 and 2010.

The Funds’ audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at its next regularly scheduled audit committee meeting.  All of the fees disclosed above were approved by the full audit committee.

The aggregate non-audit fees billed by E&Y for services rendered to the Funds, and to the Funds’ advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Funds for fiscal years ended December 31, 2009 and 2010, respectively, are shown in the table below.  TIP’s audit committee has considered the provision of non-audit services rendered to or paid for by the Funds’ advisor to be compatible with maintaining the principal accounting firm’s independence.

2009	2010
$287,064	$242,499

Annual Report.  The Funds’ annual report for the fiscal year ended December 31, 2010 was previously distributed to members.  The Funds will furnish, without charge, an additional copy of its annual report for the fiscal year ended December 31, 2010, and the semiannual report for the period ended June 30, 2011, to any member requesting such reports.  An additional copy of the Funds’ annual and semiannual reports may be obtained, without charge, by contacting TIP by mail, phone, or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

TIFF Investment Program, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
1-800-984-0084
www.tiff.org

Electronic mail inquiries: Services offered by TIFF: info@tiff.org
Member-specific account data: memberservices@tiff.org

Expenses.  The Funds will pay the expenses in connection with this notice and proxy statement and the Meeting, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.  Such expenses are estimated to be less than $15,000 and will be allocated to TIFF Multi-Asset Fund and TIFF Short-Term Fund pro rata based on the relative net assets of each Fund.

Ownership of Fund Shares.  As of December 2, 2011, the following members owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Funds:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
TIFF MULTI-ASSET FUND	N/A	N/A	N/A

TIFF INTERNATIONAL EQUITY FUND	Houston Endowment Inc. 600 Travis, Suite 6400 Houston, TX 77002	1,893,222.264 shares	100%

TIFF US EQUITY FUND	TIFF Advisory Services, Inc. Four Tower Bridge 200 Barr Harbor Drive, Suite 100 West Conshohocken, PA 19428	33,557.611 shares	100%

TIFF SHORT-TERM FUND	Saint Joseph’s University 5600 City Avenue Philadelphia, PA 19131	3,688,938.905 shares	22.80%

	St. David’s Foundation 811 Barton Springs Road Suite 600 Austin, TX 78704	2,560,330.490 shares	15.82%

	TIFF Advisory Services, Inc. Four Tower Bridge 200 Barr Harbor Drive, Suite 100 West Conshohocken, PA 19428	2,363,948.299 shares	14.61%

	US Naval Academy Foundation Inc. 247 King George Street Annapolis, MD 21402	1,482,934.925 shares	9.16%

Additional Proxy Solicitation Information.  In addition to solicitation by mail, certain officers and representatives of TIP and officers and employees of TAS may solicit proxies by telephone, facsimile, e-mail, or personally.

Member Proposals.  TIP is not required to hold annual member meetings and currently does not intend to hold such meetings unless member action is required in accordance with the 1940 Act.  A member proposal to be considered for inclusion in the proxy statement at any subsequent meeting of members must be submitted a reasonable time before the proxy statement for that meeting is mailed.  Whether a proposal will be included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion.

PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 610-684-8210.  ANY MEMBER ATTENDING OR REPRESENTED AT THE MEETING BY AN AUTHORIZED PERSON MAY VOTE IN PERSON EVEN THOUGH A PROXY HAS ALREADY BEEN RETURNED.

By order of the board of directors of the
TIFF Investment Program, Inc.,

Richelle S. Maestro, Secretary
December 19, 2011

Appendix A

TIFF INVESTMENT PROGRAM, INC.
GOVERNANCE COMMITTEE CHARTER

I.	Purpose of the Committee

The Governance Committee is a committee of the Board of Directors of the TIFF Investment Program, Inc. (“TIP”).  Its primary functions are to:

●	provide counsel to the Board of Directors (“Board”) with respect to the organization, function and composition of the Board and its committees;

●	identify and recommend to the Board potential director candidates; and

●	lead the Board in an annual review of the Board and its committees.

II.	Composition of the Committee

The Committee shall be composed of at least three directors.  Members of the Committee shall be directors who are not “interested persons” of TIP, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”).

The members and Chair of the Committee shall be elected annually by the Board and serve until their respective successors shall be duly elected.

III.	Meetings of the Committee

The Committee shall meet at least once annually and hold such additional meetings as the Committee shall deem necessary.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

The presence in person or by telephone of a majority of the number of the Committee members shall constitute a quorum at any meeting.

IV.	Responsibilities and Duties of the Committee

A.	Director Nominations, Elections, and Training

The Committee shall:

1.
Identify and nominate candidates for election to the Board.  The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Directors.  The Committee may use any process it deems appropriate for the purpose of evaluating candidates.  The Committee will use the same process for nominees submitted by members as for other nominees.  The Committee shall evaluate candidates’ qualifications for Board membership and their independence from TIFF Advisory Services, Inc. (“TAS”), TIP’s money managers, and other principal service providers.  Persons selected to serve as Independent Directors must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors.

Appendix A

2.	Review periodically the composition and size of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Directors.

3.	Oversee arrangements for orientation of new Directors and for continuing education of the Directors.

B.	Committee Nominations and Functions

The Committee shall:

1.
Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.  The Committee shall make recommendations for any such assignments to the Board.

2.
As necessary, review the responsibilities of each committee, whether there is a continuing need for each committee, whether there is need for additional committees, and whether committees should be combined or reorganized.  The Committee shall make recommendations for any such action to the Board.

C.	Governance Oversight

The Committee shall:

1.	Oversee an annual evaluation of the Board and its committees.

2.	Review periodically Board governance procedures and recommend any appropriate changes to the Board.

3.	Recommend an Independent Director for appointment by the Directors as Chair of the Board.

4.	Review annually the compensation of the Chair of the Board and determine whether to recommend to the Directors any change in the schedule of compensation.

5.	Review periodically the benefits available to Independent Directors for their service on the Board.

D.	Other Responsibilities and Duties

The Committee shall:

1.
Authorize and oversee investigations into any matters within the scope of the Committee’s responsibilities.  The Committee shall be empowered to use TIP assets to retain independent counsel, consultants, and other professionals to discharge its responsibilities.

Appendix A

2.	Review this Charter at least annually and recommend changes, if any, to the Board.

3.	Maintain minutes of its meetings and report to the Board on its activities.

Adopted:	December 7, 2009
Amended:	September 21, 2011

(Replaced the former TIP Nominating Committee Charter)

PROXY CARD

This proxy card is solicited on behalf of the
Board of Directors of TIFF Investment Program, Inc. (“TIP”)

The undersigned hereby appoints Richard J. Flannery, Dawn I. Lezon, and Richelle S. Maestro, and each of them, proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned, and to vote on behalf of the undersigned, all shares of TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund (the “Funds”) in connection with the annual meeting of the members of the Funds, to be held at 2:00 p.m., Eastern time, on January 23, 2012, at the offices of TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428 and at any adjournment(s) thereof. When properly executed and returned, this proxy card will be voted in the manner directed herein by the undersigned.  If no direction is made on a properly executed card, this proxy card will be voted for approval of the Proposal referenced below.

Important Notice Regarding the Availability of Proxy Materials for TIP’s Annual Shareholder Meeting to be held on January 23, 2012: A copy of the notice and the proxy statement is available at https://wwws.tiff.org/mutualfunds/Reports/proxy/TIPFundsProxy.pdf.

Please refer to the proxy statement for a discussion of the Proposal before voting.  The Proposal is being made by TIP.  The board of directors recommends that you vote “FOR” each nominee named in the Proposal.  Please indicate your vote by filling in the appropriate box below.

PLEASE COMPLETE, SIGN, AND RETURN THIS PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 610-684-8210.

PROPOSAL	FOR	AGAINST	ABSTAIN
To elect the nominees specified below as directors for an indefinite term of office:

(1) Craig Carnaroli	☐	☐	☐

(2) Sheryl Johns	☐	☐	☐

(3) William McCalpin	☐	☐	☐

(4) N.P. “Narv” Narvekar	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

Account Number: [99999]
[Member Name]	[Contact Name]
[Sub Account Name]	[Contact Title]
[Contact Company]
Aggregate Market Value of Account	[Address Line 1]
as of the Record Date: $[99,999,999.99]	[Address Line 2]
[City], [State] [Zip]

Signature of Authorized Person

Print Name of Authorized Person

Date

PROXY CARD

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

[Contact Name]
[Contact Title]
[Contact Company]
[Address Line 1]
[Address Line 2]
[City], [State] [Zip]